CORTINA FUNDS, INC.

Cortina Small Cap Growth Fund

Cortina Small Cap Value Fund

Supplement dated November 20, 2013 to the Statement of Additional Information dated November 1, 2013 of each of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (the “Funds”), each a series of Cortina Funds, Inc..

Effective October 1, 2013, the first paragraph under the heading “Board Compensation” on page 21 of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

For their service as directors, the Independent Directors receive an annual fee of $2,000, plus $2,000 per meeting attended in person or by telephone.  In addition, each director will be reimbursed by Cortina for travel and other expenses incurred in connection with attendance at such meetings.  Committee members do not receive compensation for committee meetings attended.  Officers of the Funds receive no compensation or expense reimbursement from the Funds or the Adviser for serving as directors.  Neither Cortina nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the expenses of Cortina or the Funds.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.